UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.            Reports to Stockholders.

Annual Report

DECEMBER 31, 2010

First Eagle Variable Funds

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance	10

Fund Overview	12

Schedule of Investments	14

Statement of Assets and Liabilities	24

Statement of Operations	26

Statements of Changes in Net Assets	27

Financial Highlights	28

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	42

Fund Expenses	43

Tax Information	45

General Information	46

Additional Information	47

Consideration of Investment Advisory Agreement	53

Letter from the President

Dear Shareholders,

Global economic conditions remain exceptionally challenged and pose trade and fiscal uncertainties. Central banks are trying unconventional monetary policies in an attempt to drive down long-term interest rates and stimulate growth. In particular, the Federal government has engaged in a second round of "quantitative easing" in hopes that it will oil the wheels of economic recovery.

At First Eagle, we know that financial outcomes are unpredictable. Rather than being distracted by the uncertainty in the current environment, we continue to pursue our goal of protecting our clients' capital and purchasing power over time.

As long term investors, our approach is primarily to be owners of enterprises, provided that they appear to us to have a solid position in the marketplace, strong balance sheets, capable management and importantly, modest prices. The investment team is hard at work, both monitoring existing positions and uncovering businesses whose shares can be acquired at prices which we believe afford us a margin of safety.

Our global search for "royalty-like" businesses whose securities trade at a substantial discount to our estimates of intrinsic value is ongoing. We are still finding investment opportunities in selective equities and continue to hold gold and cash as deferred purchasing power.

Guiding us through this continuous search is our Global Value team, which we believe possesses the temperament required of successful value investors. The investment team is led by Portfolio Manager Matt McLennan alongside Portfolio Manager Abhay Deshpande, and Senior Adviser Jean-Marie Eveillard.

We are pleased that Jean-Marie Eveillard still graces our offices on a regular basis and continues an active dialogue with members of the investment team. We are honored that he continues to play an important role in the First Eagle family as a whole.

John P. Arnhold

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Please be assured that your investments in our fund will continue to be managed in the same diligent manner as they have been since 1997. We are grateful for the confidence that you continue to place in our firm.

Sincerely,

John P. Arnhold

President

February 2011

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Letter from the Global Value Team Portfolio Managers

In our semi-annual letter we referenced what we see as the increasingly distorted price of money as governments around the world try to counteract deflationary forces with reflationary policy. Such policy forces have continued with the Federal Reserve embarking upon a second round of quantitative easing, with the Irish having received a massive liquidity facility to shield them from bond market forces, and with the Japanese central bank expanding its bond purchases too. Yet while policy makers in the developed economy deem it essential to fight against deflation, many emerging economies committed to a trade surplus-led development model have become structural foreign reserve accumulators and are now starting to face potential inflationary forces.

It seems as if our financial architecture has become inordinately complicated—a mix of floating and fixed exchange rates; differential inflation targeting across regions; centrally determined Basel bank capital requirements but locally administered bailouts for multi-jurisdictional banks; recognition of current account imbalances but no definitive solution for redress; experimental policy from quantitative easing to EU bail-out facilities to managed reserve requirements in China etc. A more rational financial architecture would require a willingness to confront pressing economic realities. But the political pendulum, if anything, has swung against the invisible hand—harsh realism is unlikely to be politically palatable in a world of media sound-bites, quick fixes and short electoral cycles. So what do we do? Well, rather than opine on what would be a better system, we simply acknowledge that the system is imperfect and that we need to invest as best we can while seeking to limit the downside by owning real businesses, run by real people, at real prices while keeping some real currencies in reserve! In our opinion, a real business is one that has strong market position or enduring currencies. Real people are prudent, owner like entrepreneurs who inspire cultural loyalty, operational efficiency and who employ capital with discipline. Real prices are those that don't require heroic growth to justify investment. Real currencies being either gold or currencies of creditworthy governments.

A number of our businesses have been performing well despite a world economy still well below its potential. If we review some of our larger holdings, many of our Japanese industrials have started to evidence much higher earnings power. Why, when the demographics of Japan are so challenged and deflation entrenched? Simply put, these export oriented franchises seem to own the intellectual property needed for the factory floor of tomorrow. Whether it be Fanuc Limited in robotics and servo motors, Keyence Corporation in electrical sensors or SMC Corporation in pneumatics, they have all seen sharp improvements in order trends despite a

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Jean-Marie Eveillard

stronger Yen. We did not purchase these stocks on the assumption of growth—in fact we paid prices that assumed limited or no growth. In areas that touch the consumer we've also seen improving earnings power from companies like Shimano, Inc. in bicycle components. So despite the economic uncertainty, the portfolio has produced double digit returns over the past fiscal year.

There is, however, no complacency on the part of our team. We realize that the margin of safety in some of our holdings has moderated as prices have gone up. We realize that we have to work harder than ever to find ideas in a more fully valued market place. We are carrying slightly higher cash levels as a result but we believe markets remain far more rationally valued than the late 1990s or even a few years ago, so opportunities for capital deployment still exist. Equities arguably remain the "least worst" arena for capital deployment in a world of negative or low real yields in investment grade fixed income. Our cash level provides us with the flexibility to try to take advantage of any market declines.

Our analysts have been diligently scouring their industries and traveling the globe looking for mispriced securities one at a time. We have also been analyzing what we already own to test whether we own it at the wrong price or with the wrong management or deteriorating business models. What we've tried to create in an imperfect world is our own error tolerant approach. When we allocate capital to investments we prefer to buy into businesses that are priced for fade not for growth. We're trying to emphasize businesses that are relevant to tomorrow with solid market positions and prudent stewardship. We also have our fair share of more mundane businesses where we seek an even more extreme margin of safety in price.

We have our worries. Big tax increases and fiscal tightening could jolt demand in developed economies but, left untended, accumulating deficits could undermine confidence in currencies. Quantitative easing could unhinge inflation expectations or confidence in the integrity of a currency yet the alternative deflationary outlook would present its own challenges. The euro's structural integrity is being challenged, but what would the scenario look like were there departing members with their banks holding legacy assets and liabilities? North Korea is a pivot point of uncertainty in Asia, real energy prices are rising again,

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Letter from the Global Value Team Portfolio Managers (continued)

China is battling food inflation. The list goes on. It is tempting to think that we understand the macro forces at work and can predict the future with precision but even a cursory examination of history would expose this as a flawed idea. All of these things present risks, but we also believe that the ownership of enterprise will help us preserve real value in this world. The most important lesson to take from events of the past is that sound investing is not about extrapolation of personal experience but about seeking a margin of safety.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

February 2011

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The holdings mentioned herein represent the following percentage of the total net assets of the First Eagle Overseas Variable Fund as of December 31, 2010: Fanuc Limited 2.55%, Keyence Corporation 1.69%, SMC Corporation 1.92%, and Shimano Inc. 1.20%.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of February 2011 and is subject to change based on market and other conditions. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

This page was intentionally left blank.

Management's Discussion of Fund Performance

Markets rose for the year ended December 2010 as central banks around the world began to introduce global stimulus efforts. In the U.S., stocks moved higher on the Federal Reserve's announcement in the fourth quarter that it would purchase $600 billion of U.S. treasuries, referred to as "Quantitative Easing 2", and on news of a payroll tax reduction in 2011 as well as continued Bush-era tax cuts. The MSCI World increased 11.8% for the year while in the U.S., the S&P 500 Index rose 15.1%. In Europe, the German DAX increased 16.1% while the French CAC 40 Index fell 3.3%. The Nikkei 225 Index decreased 3.1% during the year. Crude oil rose 15.1% to $91 a barrel and gold rose 29.5% to $1,421 an ounce as investors continued to view gold as a safe haven. The U.S. dollar fell 12.8% against the yen and it rose 7.0% against the Euro as the currency continued to suffer the negative effects of the European debt crises.

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares rose 19.2% for the year ended December 31, 2010, while the MSCI EAFE Index was up 7.8%. The Fund's cash and cash equivalent position was 13.7% on December 31, 2010.

The five largest contributors to the performance of the First Eagle Overseas Variable Fund over the period were Gold bullion (gold, U.S.), Fanuc Limited (factory automation, Japan), Malaysia Airports Holdings Berhad (investment holding company, Malaysia), SMC Corporation (pneumatic equipment, Japan) and Industrias Peñoles S.A.B. de C.V. (mining, Mexico) collectively accounting for 6.25% of the year's performance.

The five largest detractors were Jumbo SA (retailer, Greece), Sanofi-Aventis SA (pharmaceuticals, France), MS&AD Insurance Group Holdings (insurance, Japan), Italcementi S.p.A. RSP (construction materials producer, Italy) and Petrobras SA (energy, Brazil). Their combined negative performance over the twelve month period subtracted 1.45% from the Fund's performance.

As of December 31, 2010, the Fund was approximately 35% hedged versus the Japanese yen and 40% hedged versus the Euro.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of February 2011 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Fund Overview | Data as of December 31, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven approach seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	19.17%	9.42%	16.39%
MSCI EAFE Index	7.75	2.46	3.50
Consumer Price Index	1.50	2.18	2.34

Asset Allocation

Countries

Japan	30.35%
France	10.27
Germany	7.00
United States	5.40
Switzerland	5.15
Mexico	3.70
Malaysia	3.50
South Korea	3.43
Canada	2.71
South Africa	2.36
Singapore	2.08
Thailand	1.76
Hong Kong	1.29
United Kingdom	1.21
Brazil	1.13
Australia	1.08
Bermuda	0.93
Italy	0.83
Spain	0.62
Greece	0.52
Belgium	0.44
Taiwan	0.43
Austria	0.39
Netherlands	0.06
Turkey	0.02

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Overseas Variable

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	5.40%
Fanuc Limited (Japanese automation components manufacturer)	2.55
HeidelbergCement AG (German building materials manufacturer)	2.16
Secom Company Limited (Japanese commercial services provider)	2.16
SMC Corporation (Japanese automated control devices manufacturer)	1.92
Malaysia Airport Holdings Berhad (Malaysian airport management services provider)	1.87
Pargesa Holding SA (Swiss diversified financials company)	1.78
Gold Fields Limited, ADR (South African gold mining company)	1.70
Keyence Corporation (Japanese sensors manufacturer)	1.69
Sodexo (French food management company)	1.60
Total	22.83%

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

First Eagle Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 77.44%
Australia 1.08%
140,784	Newcrest Mining Limited	$4,743,561	$5,823,114
405,710	Spotless Group Limited	1,457,742	871,416
		6,201,303	6,694,530
Austria 0.39%
117,009	Wienerberger AG (a)	1,932,423	2,234,372
4,641	OMV AG	187,969	192,875
		2,120,392	2,427,247
Belgium 0.44%
32,194	Groupe Bruxelles Lambert SA	2,762,670	2,707,301
Bermuda 0.93%
130,880	Jardine Matheson Holdings Limited	3,888,380	5,758,720
Brazil 1.13%
205,693	Petroleo Brasileiro SA, ADR	5,892,143	7,028,530
Canada 2.27%
180,000	Franco-Nevada Corporation	2,970,470	6,021,120
126,395	Cenovus Energy, Inc.	2,740,621	4,201,370
77,529	EnCana Corporation	1,620,744	2,257,645
67,533	Penn West Energy Trust	1,276,957	1,615,389
		8,608,792	14,095,524
France 10.01%
144,310	Sodexo	5,476,985	9,944,833
128,428	Sanofi-Aventis SA	9,834,542	8,211,937
138,164	Carrefour SA	6,714,169	5,695,790
36,999	Robertet SA	4,704,754	5,339,710
54,442	Neopost SA	4,764,164	4,743,355
45,960	Wendel	2,285,235	4,232,200
36,030	Guyenne et Gascogne SA	3,136,456	3,893,157
70,287	Total SA	4,112,819	3,724,107
38,982	Rémy Cointreau SA	1,131,901	2,758,252
31,980	Société BIC SA	1,749,109	2,748,707
38,480	Société Foncière Financière et de Participations	4,517,412	2,637,888
23,580	Laurent-Perrier	1,740,700	2,520,796
32,170	Cie Generale d'Optique Essilor International SA	1,204,496	2,070,984
1,569	Sucrière de Pithiviers-Le-Vieil	878,902	1,725,547
26,499	NSC Groupe (a)(b)	2,015,953	1,079,670

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 77.44% — (continued)
France 10.01% — (continued)
9,220	Gaumont SA	$814,112	$554,431
8,840	Sabeton SA	100,102	150,024
		55,181,811	62,031,388
Germany 6.57%
213,791	HeidelbergCement AG	11,359,236	13,398,809
128,860	Daimler AG (a)	6,411,986	8,735,483
583,720	Deutsche Wohnen AG (a)	5,381,504	8,190,262
57,560	Fraport AG	2,420,094	3,627,426
112,195	Tognum AG	1,404,661	2,957,294
17,426	Pfeiffer Vacuum Technology AG	1,626,859	2,049,200
37,739	Hamburger Hafen und Logistik AG	1,243,280	1,742,378
		29,847,620	40,700,852
Greece 0.52%
485,291	Jumbo SA	4,399,884	3,203,562
Hong Kong 0.42%
195,670	Guoco Group Limited	2,278,417	2,597,924
Italy 0.83%
397,580	Italcementi S.p.A. RSP	3,849,944	1,848,876
68,340	Italcementi S.p.A.	1,275,606	577,616
45,886	Italmobiliare S.p.A. RSP	2,342,059	1,087,159
25,533	Italmobiliare S.p.A.	2,256,914	856,406
145,627	Gewiss S.p.A.	390,919	782,297
		10,115,442	5,152,354
Japan 30.35%
102,780	Fanuc Limited	8,220,383	15,786,015
282,960	Secom Company Limited	12,615,156	13,400,434
69,560	SMC Corporation	8,151,792	11,917,473
36,110	Keyence Corporation	7,064,977	10,460,736
372,600	MS&AD Insurance Group Holdings	10,910,470	9,339,093
81,780	Hirose Electric Company Limited	8,870,106	9,216,492
236,180	Astellas Pharma, Inc.	9,381,079	9,003,290
1,095,000	NKSJ Holdings, Inc. (a)	7,768,420	8,065,156
146,560	Shimano, Inc.	3,296,685	7,455,263
348,860	Mitsubishi Estate Company Limited	5,171,395	6,471,033
124,000	Canon, Inc.	5,454,588	6,429,856
274,548	Chofu Seisakusho Company Limited	5,235,460	6,276,156

See Notes to Financial Statements.

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 77.44% — (continued)
Japan 30.35% — (continued)
1,068	Inpex Corporation	$5,458,948	$6,254,884
240,930	MISUMI Group, Inc.	4,175,030	6,003,219
246,290	Nomura Research Institute Limited	4,730,811	5,484,571
115,300	Ono Pharmaceutical Company Limited	4,646,636	5,382,276
187,430	Nitto Kohki Company Limited	3,806,066	4,871,010
168,194	Secom Joshinetsu Company Limited	3,485,653	4,727,414
166,305	Nagaileben Company Limited	3,238,726	4,459,244
338,100	OSG Corporation	2,926,254	4,093,513
433,200	Temp Holdings Company Limited	5,351,806	4,017,731
289,900	Unihair Company Limited (a)	3,553,174	3,891,994
97,994	SK Kaken Company Limited	2,829,669	3,741,611
446,500	Japan Wool Textile Company Limited	3,412,543	3,640,633
1,682	NTT DoCoMo, Inc.	2,551,803	2,937,647
142,380	AS One Corporation	2,731,909	2,932,127
148,700	T. Hasegawa Company Limited	2,196,668	2,531,142
235,080	Kansai Paint Company Limited	1,750,540	2,275,808
47,640	Nissin Foods Holdings Company Limited	1,687,446	1,707,506
77,200	Meitec Corporation (a)	2,145,103	1,651,637
34,500	Ryosan Company Limited	769,862	894,051
150,600	Chubu-Nippon Broadcasting Company Limited	1,501,659	816,160
31,830	Daiichikosho Company Limited	385,960	617,860
43,800	Seikagaku Corporation	309,117	490,383
100,000	Shingakukai Company Limited	685,580	386,747
63,040	Sansei Yusoki Company Limited	464,414	316,015
17,120	Nippon Thompson Company Limited	71,779	137,905
		157,007,667	188,084,085
Malaysia 3.39%
5,701,760	Malaysia Airports Holdings Berhad	5,459,547	11,612,471
6,368,280	Genting Malaysia Berhad	5,527,948	7,001,287
656,650	Genting Berhad	974,985	2,380,849
		11,962,480	20,994,607
Mexico 3.70%
345,345	Grupo Televisa SA, ADR (a)	6,098,107	8,954,796
225,010	Industrias Peñoles S.A.B. de C.V.	1,310,846	8,275,266

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 77.44% — (continued)
Mexico 3.70% — (continued)
219,019	Fresnillo PLC	$1,267,001	$5,695,759
		8,675,954	22,925,821
Netherlands 0.06%
8,426	Heineken Holding NV	274,491	366,221
Singapore 2.08%
1,470,830	Haw Par Corporation Limited	4,590,177	7,025,510
3,053,980	ComfortDelgro Corporation Limited	3,570,546	3,688,525
964,330	Singapore Airport Terminal Services Limited	1,031,425	2,164,079
		9,192,148	12,878,114
South Africa 2.36%
581,170	Gold Fields Limited, ADR	7,198,273	10,536,612
325,400	Harmony Gold Mining Company Limited, ADR	3,353,511	4,080,516
		10,551,784	14,617,128
South Korea 2.15%
93,921	KT&G Corporation	5,301,148	5,354,382
23,820	Nong Shim Company Limited (a)	4,885,897	4,271,187
1,460	Lotte Confectionery Company Limited (a)	728,318	1,939,977
66,250	Fursys, Inc. (a)(b)(c)	1,684,535	1,751,256
		12,599,898	13,316,802
Spain 0.62%
81,796	Red Electrica Corporation SA	3,980,306	3,847,500
Switzerland 5.15%
129,778	Pargesa Holding SA	7,721,848	11,020,720
151,110	Nestlé SA	4,740,938	8,848,420
17,393	Rieter Holding AG (a)	2,961,043	6,306,125
26,611	Kuehne & Nagel International AG	1,205,205	3,699,925
673	Lindt & Spruengli AG	2,008,535	2,034,116
		18,637,569	31,909,306
Thailand 1.76%
33,865,592	Thai Beverage PCL	5,725,729	7,520,703
629,505	Bangkok Bank PCL NVDR	2,070,251	3,069,737
20,000	OHTL PCL (b)	88,922	307,845
		7,884,902	10,898,285

See Notes to Financial Statements.

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 77.44% — (continued)
Turkey 0.02%
11,940	Yazicilar Holding AS	$83,499	$104,011
United Kingdom 1.21%
288,558	Berkeley Group Holdings PLC (a)	3,522,836	4,004,026
55,597	Anglo American PLC	2,284,668	2,891,253
19,922	Spirax-Sarco Engineering PLC	286,714	600,707
		6,094,218	7,495,986
Total International Common Stocks		378,241,770	479,835,798
International Preferred Stocks — 1.71%
Germany 0.43%
20,062	Hornbach Holding AG	1,583,776	2,667,481
South Korea 1.28%
13,913	Samsung Electronics Company Limited	2,677,420	7,956,240
Total International Preferred Stocks		4,261,196	10,623,721
OUNCES
Commodity — 5.40%
23,558	Gold bullion (a)	16,423,598	33,448,493
PRINCIPAL AMOUNT
International Bonds — 2.11%
International Corporate Bond — 0.44%
Canada 0.44%
2,871,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (b)(d)	3,070,516	2,720,273
International Government Bonds — 1.67%
France 0.26%
1,115,780 EUR	France Government Bond OAT 3.00% due 07/25/12 (e)	1,370,748	1,589,297
Hong Kong 0.87%
8,900,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	1,149,733	1,143,450
17,450,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	2,355,160	2,334,701

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds — 2.11% — (continued)
International Government Bonds — 1.67% — (continued)
Hong Kong 0.87% — (continued)
14,000,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	$1,926,464	$1,913,550
		5,431,357	5,391,701
Malaysia 0.11%
2,109,000 MYR	Malaysia Government Bond 3.756% due 04/28/11	564,238	686,866
Taiwan 0.43%
38,000,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	1,190,083	1,333,250
38,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	1,231,401	1,351,263
		2,421,484	2,684,513
Total International Government Bonds		9,787,827	10,352,377
Total International Bonds		12,858,343	13,072,650
Commercial Paper — 13.64%
International Commercial Paper — 10.97%
France 2.90%
6,000,000 USD	Électricité de France SA 0.254% due 02/25/11	5,997,708	5,997,708
4,000,000 USD	GDF Suez SA 0.345% due 04/08/11	3,996,336	3,996,374
2,000,000 USD	GDF Suez SA 0.396% due 01/24/11	1,999,502	1,999,502
6,000,000 USD	Sanofi-Aventis SA 0.381% due 06/01/11	5,990,562	5,990,551
Germany 0.97%
6,000,000 USD	BASF SE 0.203% due 03/02/11	5,998,000	5,997,652
Italy 0.16%
1,000,000 USD	Eni S.p.A 0.284% due 01/14/11	999,899	999,899
Japan 4.03%
6,000,000 USD	Mitsui & Company, Limited 0.233% due 03/18/11	5,997,087	5,995,881
3,000,000 USD	Panasonic Corporation 0.284% due 02/03/11	2,999,230	2,999,230

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 13.64% — (continued)
International Commercial Paper — 10.97% — (continued)
Japan 4.03% — (continued)
3,000,000 USD	Panasonic Corporation 0.488% due 02/07/11	$2,998,520	$2,998,520
6,000,000 USD	Sumitomo Corporation 0.254% due 02/01/11	5,998,708	5,998,708
1,000,000 USD	Sumitomo Corporation 0.305% due 03/25/11	999,309	999,239
6,000,000 USD	Toyota Motor Corporation 0.315% due 02/22/11	5,997,313	5,997,313
Netherlands 0.97%
6,000,000 USD	Royal Dutch Shell PLC 0.244% due 04/05/11	5,996,240	5,996,944
Switzerland 1.94%
1,000,000 USD	Nestlé SA 0.193% due 04/04/11	999,509	999,496
2,000,000 USD	Nestlé SA 0.203% due 04/04/11	1,998,967	1,998,992
1,000,000 USD	Nestlé SA 0.223% due 03/17/11	999,541	999,598
2,000,000 USD	Nestlé SA 0.233% due 02/02/11	1,999,591	1,999,591
6,000,000 USD	Novartis International AG 0.244% due 05/09/11	5,994,880	5,992,948
Total International Commercial Paper		67,960,902	67,958,146
U.S. Commercial Paper — 2.67%
$6,000,000	AT&T, Inc. 0.183% due 01/03/11	5,999,940	5,999,940
5,076,000	Campbell Soup Company 0.152% due 01/03/11	5,075,958	5,075,958
5,500,000	Cintas Corporation 0.406% due 01/21/11	5,498,778	5,498,778
Total U.S. Commercial Paper		16,574,676	16,574,676
Total Commercial Paper		84,535,578	84,532,822
Total Investments — 100.30%		$496,320,485	621,513,484
Liabilities in Excess of Other Assets — (0.30)%			(1,869,068)
Net Assets — 100.00%			$619,644,416

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2010

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At December 31, 2010, the value of these securities amounted to $5,859,044 or 0.95% of net assets.

  (c)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $1,751,256 or 0.28% of net assets.

  (d)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (e)  Inflation protected security.

At December 31, 2010, aggregate cost for federal tax purposes was $511,909,054; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$128,962,128
Gross unrealized depreciation	(19,357,698)
Net unrealized appreciation	$109,604,430

Abbreviations Used in this Schedule Include:

ADR  —  American Depository Receipt

NVDR  —  Non-Voting Depository Receipt

OAT  —  French Treasury Obligation

PCL  —  Public Company Limited

PLC  —  Public Limited Company

RSP  —  Represents Non-Voting Shares

Currencies

EUR  —  Euro

HKD  —  Hong Kong Dollar

MYR  —  Malaysian Ringgit

TWD  —  Taiwan Dollar

USD  —  United States Dollar

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION AT DECEMBER 31, 2010	UNREALIZED DEPRECIATION AT DECEMBER 31, 2010
Foreign Currency Exchange Contracts — Sales
01/19/11	10,625,000	Euro	$13,601,063	$14,197,827	$—	$(596,764)
02/16/11	8,859,000	Euro	11,238,705	11,836,977	—	(598,272)
04/20/11	2,792,000	Euro	3,808,288	3,729,443	78,845	—
05/18/11	15,019,000	Euro	20,536,550	20,063,341	473,209	—
01/19/11	441,503,000	Japanese Yen	5,178,010	5,438,716	—	(260,706)
02/16/11	1,053,198,000	Japanese Yen	12,513,194	12,977,750	—	(464,556)
04/20/11	1,590,217,000	Japanese Yen	19,294,769	19,609,516	—	(314,747)
05/18/11	2,230,680,000	Japanese Yen	27,169,725	27,503,084	—	(333,359)
01/19/11	17,997,000	Mexican Peso	1,383,427	1,455,807	—	(72,380)
02/16/11	21,277,000	Mexican Peso	1,616,363	1,717,609	—	(101,246)
03/16/11	17,832,000	Mexican Peso	1,426,571	1,436,140	—	(9,569)
			$117,766,665	$119,966,210	$552,054	$(2,751,599)

See Notes to Financial Statements.

Overseas Variable Fund

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT DECEMBER 31, 2010	UNREALIZED APPRECIATION AT DECEMBER 31, 2010	UNREALIZED DEPRECIATION AT DECEMBER 31, 2010
Foreign Currency Exchange Contracts — Purchases
01/19/11	17,997,000	Mexican Peso	$1,442,761	$1,455,807	$13,046	$—
02/16/11	21,277,000	Mexican Peso	1,703,073	1,717,609	14,536	—
03/16/11	17,832,000	Mexican Peso	1,428,446	1,436,140	7,694	—
			$4,574,280	$4,609,556	$35,276	$—

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	11.81%
Consumer Staples	8.52
Energy	4.07
Financials	8.31
Health Care	5.25
Industrials	20.27
Information Technology	6.02
Materials	12.10
Telecommunication Services	0.47
Utilities	0.62
Total International Common Stocks	77.44
International Preferred Stocks
Consumer Discretionary	0.43
Information Technology	1.28
Total International Preferred Stocks	1.71
Commodity	5.40
International Bonds
Consumer Discretionary	0.44
Government Issues	1.67
Total International Bonds	2.11

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2010

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS (CONTINUED)	PERCENT OF NET ASSETS
Commercial Paper
International Commercial Paper	10.97%
U.S. Commercial Paper	2.67
Total Commercial Paper	13.64
Total Investments	100.30%

See Notes to Financial Statements.

Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$479,896,887
Gold bullion	16,423,598
Foreign currency	89,108
Total Investments, at Cost	496,409,593
Investments, at Value (Note 1)
Investments	588,064,991
Gold bullion	33,448,493
Foreign currency	89,323
Total Investments, at Value	621,602,807
Cash	19,458
Receivable for forward currency contracts held, at value (Note 1)	587,330
Receivable for investment securities sold	417,011
Receivable for Fund shares sold	490,307
Accrued interest and dividends receivable	816,899
Other assets	3,850
Total Assets	623,937,662
Liabilities
Investment advisory fees payable (Note 2)	386,432
Distribution fees payable (Note 3)	128,811
Administrative fees payable (Note 2)	10,500
Payable for Fund shares redeemed	7,670
Payable for investment securities purchased	277,135
Payable for forward currency contracts held, at value (Note 1)	2,751,599
Trustee fees payable	39
Accrued expenses and other liabilities	731,060
Total Liabilities	4,293,246
Net Assets	$619,644,416

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

December 31, 2010

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$21,447
Capital surplus	491,601,217
Net unrealized appreciation (depreciation) on:
Investments (net of $122,505 deferred capital gain country tax)	125,070,494
Foreign currency and forward contract related translation	(2,131,038)
Undistributed net realized gains on investments	12,672,992
Undistributed net loss	(7,590,696)
Net Assets	$619,644,416
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	21,447,392
Net asset value per share and redemption proceeds per share	$28.89

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Statement of Operations  Year Ended December 31, 2010

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest (net of $6,244, foreign taxes withheld)	$1,179,390
Dividends: (net of $1,035,387 foreign taxes withheld)	8,437,835
Total Income	9,617,225
Expenses
Investment advisory fees (Note 2)	3,957,769
Distribution fees (Note 3)	1,319,256
Shareholder servicing agent fees	952,268
Custodian and accounting fees	250,987
Professional fees	159,065
Shareholder reporting fees	118,966
Administrative costs (Note 2)	92,400
Trustees' fees	15,521
Registration and filing fees	10,777
Other Expenses	29,128
Total Expenses	6,906,137
Expense reductions due to earnings credits (Note 1)	(12)
Net expenses	6,906,125
Net investment income (Note 1)	2,711,100
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains from:
Investment transactions (net of capital gain country tax of $1,047)	16,500,394
Foreign currency and forward contract related transactions	2,343,459
18,843,853
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accrual of $122,505)	80,092,754
Foreign currency and forward contract related translation	(4,370,738)
75,722,016
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	94,565,869
Net Increase in Net Assets Resulting from Operations	$97,276,969

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Statements of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	YEAR ENDED DECEMBER 31,
	2010	2009
Operations
Net investment income	$2,711,100	$3,207,279
Net realized gain from investments, foreign currency and forward contract related transactions	18,843,853	1,728,819
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation	75,722,016	65,539,152
Net increase in net assets resulting from operations	97,276,969	70,475,250
Distribution to Shareholders
Dividends paid from net investment income	(10,066,720)	(2,290,781)
Distributions paid from net realized gains from investment transactions	—	(4,696,100)
Decrease in net assets resulting from distributions	(10,066,720)	(6,986,881)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	87,115,900	180,789,575
Net asset value of shares issued for reinvested dividends and distributions	10,066,707	6,986,869
Cost of shares redeemed	(48,919,755)	(46,764,904)
Increase in net assets from Fund share transactions	48,262,852	141,011,540
Net increase in net assets	135,473,101	204,499,909
Net Assets (Note 1)
Beginning of year	484,171,315	279,671,406
End of year	$619,644,416	$484,171,315
Undistributed net loss	$(7,590,696)	$(1,428,421)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Financial Highlights

	YEAR ENDED DECEMBER 31,
	2010	2009	2008	2007	2006
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of period ($)	24.65	20.80	29.56	27.42	30.47
Income from investment operations:
Net investment income ($)	0.13	0.20	0.43	0.38	0.39
Net realized and unrealized gains (losses) on investments	4.59	4.02	–6.02	1.76	7.21
Total income (loss) from investment operations	4.72	4.22	–5.59	2.14	7.60
Less distributions:
Dividends from net investment income ($)	–0.48	–0.12	–0.35	—	–2.42
Distributions from capital gains	—	–0.25	–2.82	—	–8.23
Total distributions	–0.48	–0.37	–3.17	—	–10.65
Net asset value, end of period ($)	28.89	24.65	20.80	29.56	27.42
Total Return (%)	19.17	20.25	–18.82	7.80	25.08
Ratios and supplemental data
Net assets, end of period (millions) ($)	619,644	484,171	279,671	314,650	249,054
Ratio of operating expenses to average net assets including earnings credits (%)(a)	1.31	1.28	1.32	1.23	1.24
Ratio of net investment income to average net assets including earnings credits (%)(b)	0.51	0.89	1.60	1.28	1.13
Portfolio turnover rate (%)	13.38	9.51	9.09	53.65	28.30

  (a)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

  (b)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

This page was intentionally left blank.

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non–U.S. corporations.

First Eagle Investment Management, LLC (the "Adviser") serves as the investment adviser to the Fund. Prior to December 7, 2009, the Adviser operated under the name of Arnhold and S. Bleichroeder Advisers, LLC.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

(continued)

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in U.S. securities markets (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Notes to Financial Statements

the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund adopted updated provisions surrounding fair value measurements and disclosures effective December 31, 2010. This update applies to the Fund's disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

(continued)

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2010:

First Eagle Overseas Variable Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets:†
International Common Stocks	$476,697,027	$1,387,515	$1,751,256	$479,835,798
International Preferred Stocks	10,623,721	—	—	10,623,721
Commodity *	33,448,493	—	—	33,448,493
International Corporate Bond	—	2,720,273	—	2,720,273
International Government Bonds	—	10,352,377	—	10,352,377
International Commercial Paper	—	67,958,146	—	67,958,146
U.S. Commercial Paper	—	16,574,676	—	16,574,676
Foreign Currency Contracts**	587,330	—	—	587,330
Total	$521,356,571	$98,992,987	$1,751,256	$622,100,814
Liabilities:
Foreign Currency Contracts**	$2,751,599	$—	$—	$2,751,599
Total	$2,751,599	$—	$—	$2,751,599

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (c).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contract amounts represent unrealized appreciation (depreciation) on the investment.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Notes to Financial Statements

As of December 31, 2010, there was no security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

Fair Value Level 3 activity for the period ended December 31, 2010 was as follows:

	INTERNATIONAL COMMON STOCK	INTERNATIONAL CORPORATE BOND	TOTAL VALUE
Beginning Balance—market value	$—	$—	$—
Purchases (Sales)	—	—	—
Transfer In—Level 3^	1,621,439	—	1,621,439
Transfer Out—Level 3^	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)*	—	(1,033,814)	(1,033,814)
Change in Unrealized Appreciation (Depreciation)**	129,817	1,033,814	1,163,631
Ending Balance—market value	$1,751,256	$—	$1,751,256
Change in unrealized gains or (losses) relating to assets still held at reporting date	$129,817	$—	$129,817

  *  Statements of Operations location: Net Realized Gains (Losses) from: Investment transactions.

  **  Statements of Operations location: Changes in unrealized appreciation (depreciation) of:

    Investment transactions.

  ^   Transfers into/out of Level 3 represent values as of the beginning of the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

(continued)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds ("FEF"), an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of FEF. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider. The Fund's earnings credits are disclosed in the Statement of Operations.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Notes to Financial Statements

other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At December 31, 2010, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign Exchange Contract	$587,330	$2,751,599	$2,228,822	$(4,404,589)

  1  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

(continued)

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income, dividends and capital gains distributions on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$7,711,872
Undistributed net realized gains	10,694,629
Net unrealized appreciation	109,637,661
Capital loss carryforward	—

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Notes to Financial Statements

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currencies and wash sales.

The Fund utilized its 2009 capital loss carryforward of $2,536,827 during the fiscal year ended December 31, 2010.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statement of Assets and Liabilities to decrease undistributed net investment loss in the amount of $1,193,345, decrease undistributed net realized gains on investments in the amount of $1,194,988 and increase capital surplus in the amount of $1,643.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2010 , which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the year ended December 31, 2010 and 2009, the Fund distributed ordinary income dividends of $10,066,720 and $2,994,109 respectively.

For the year ended December 31, 2010 and 2009, the Fund distributed long-term capital gains dividends of $0 and $3,992,772, respectively.

k)  Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

The Adviser, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. For its services, the Adviser receives, pursuant to

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

(continued)

an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended December 31, 2010, the Fund reimbursed the adviser $115,015 and had payable to the Adviser $10,500.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. The gold bullion held in the Fund resides with a sub-custodian. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the trustees in the amount of $39. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Notes to Financial Statements

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay quarterly, a distribution related fee at an annual rate of up 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2010 the distribution fees incurred by the Fund was $1,319,256.

Note 4 — Purchases and Sales of Securities

During the year ended December 31, 2010, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $111,544,772 and $59,438,739, respectively.

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2010.

Note 5 — Line of Credit

As of September 13, 2010, the Audit Committee approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Fund and FEF, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the higher of overnight Federal Funds rate plus 1.25% per annum or overnight LIBOR plus 1.25% per annum. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. Commitment fees related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. During the year ended December 31, 2010, the Fund had no borrowings from the credit facility.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

(continued)

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Shares sold	3,331,773	8,154,534
Shares issued for reinvested dividends	355,840	281,049
Shares redeemed	(1,885,036)	(2,233,714)
Net increase	1,802,577	6,201,869

Note 7 — Indemnification and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2011

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2010 and held for the six-months ended December 31, 2010.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	19.61%	$1,000.00	$1,196.10	1.30%	$7.20

1For the six-months ended December 31, 2010.

2Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

3Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Fund Expenses (unaudited)  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on July 1, 2010 and held for the six-months ended December 31, 2010.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.65	1.30%	$6.61

1For the six-months ended December 31, 2010.

3Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Tax Information  Fiscal Year Ended October 31, 2010 (unaudited)

The portfolio designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2010:

	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DEDUCTION	15%	28%
First Eagle Overseas Variable Fund *	1.07%	$—	—

* The Fund paid foreign taxes of $837,881 and recognized foreign source income of $10,428,798, pursuant to Section 853 of the Internal Revenue Code, during the fiscal year ended December 31, 2010.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke(3) | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Funds (5 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Additional Information (unaudited)

Independent Trustees(1)(2)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd.; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly(4) | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Funds (5 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(4)Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

(continued)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (5 portfolios)

Interested Trustees(5)

John P. Arnhold(6) | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, First Eagle Investment Management, LLC and FEF Distributors, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(5)The term of office of each Interested Trustee is indefinite.

(6)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Other Directorships/Trusteeships Held by Trustee: Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; President and Trustee, First Eagle Funds (5 portfolios)

Jean-Marie Eveillard(6) | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004 March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Funds (5 portfolios)

Officers(7)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

(5)The term of office of each Interested Trustee is indefinite.

(6)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

(continued)

Officers(7)—(continued)

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Chief Operations Officer, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Additional Information (unaudited)

Officers(7)—(continued)

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds from September 2008

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Consideration of Investment Advisory Agreement (unaudited)

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees approved the Advisory Agreement most recently on December 16, 2010.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance (over most periods reviewed) was noted for the Fund relative to the Fund's benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. The Trustees also commented on the Fund's performance against benchmarks and peers during the down market of 2008, noting relative outperformance during that period as an indicator of solid market risk management. Performance for the Fund was determined to be excellent given its returns relative to benchmarks and peers.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as the Fund's net management fee, was generally similar to or lower than its reviewed peer group average and peer group median. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees' reviewed the Fund's expense ratio, which was deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

Consideration of Investment Advisory Agreement (unaudited)  (continued)

discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Fund's expense ratio decreased over several years as the Fund grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Fund. The Fund's expense ratio was considered in light of industry-wide expense ratio increases over the same period. The Trustees also considered the effect on the Fund's expense ratio of the Fund's asset size and of particular categories of expense, both currently and relative to prior periods.

•  The Trustees' reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreement serves the interests of the Fund and its shareholders and should be continued.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2010

1345 Avenue of the Americas | New York, NY | 10105-4300

800.334.2143 | firsteaglefunds.com

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton  as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                   Principal Accountant Fees and Services

(a)          Audit Fees:

For the years ended December 31, 2010 and December 31, 2009, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $34,075 and $32,852, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2010 and December 31, 2009, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $223, respectively.

(c)          Tax Fees:

In each year ended December 31, 2010 and December 31, 2009, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $16,800 and $16,800, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2010 and December 31, 2009, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2010 and 2009.

(h) Not applicable.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                 Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: February 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: February 16, 2011

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: February 16, 2011

*          Print the name and title of each signing officer under his or her signature.